                                                              Exhibit 99.(14)(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of Liberty Federal Securities Fund, Variable Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights of the Liberty Federal Securities Fund" in the Registration Statement and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Liberty Federal Securities Fund, Variable Series dated May 1, 2002, which has also been incorporated by reference into the Registration Statement.





PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of Stein Roe Balanced Fund, Variable Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights of the Balanced Fund" in the Registration Statement and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Stein Roe Balanced Fund, Variable Series dated May 1, 2002, which has also been incorporated by reference into the Registration Statement.





PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of Stein Roe Small Company Growth Fund, Variable Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights of the Stein Roe Small Company Growth Fund, Variable Series" in the Registration Statement and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Stein Roe Small Company Growth Fund, Variable Series dated May 1, 2002, which has also been incorporated by reference into the Registration Statement.





PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of Stein Roe Money Market Fund, Variable Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights of the Stein Roe Money Market Fund, Variable Series" in the Registration Statement and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Stein Roe Money Market Fund, Variable Series dated May 1, 2002, which has also been incorporated by reference into the Registration Statement.





PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002